UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

    Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of Principal Executive Offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sale of Equity Securities.

On July 28, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”) agreed with the holders of an aggregate of 49,000 shares of its existing 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 1, par value $1.00 per share and liquidation preference $100,000 per share (the “Series 1 Securities”), to exchange their outstanding securities for approximately 177.3 million shares of common stock and $64.5 million in cash. There are no reset provisions associated with the shares of common stock issued in the exchange.

On July 28, 2008, Merrill Lynch agreed with a holder of 12,000 shares of the Series 1 Securities to exchange such securities for 12,000 shares of newly issued 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 2, par value $1.00 per share and liquidation preference $100,000 per share (the “Series 2 Securities”). The Series 2 Securities are convertible into shares of common stock at the option of the holder at any time until October 15, 2010, at which time any outstanding Series 2 Securities will convert into common stock. There are no reset provisions associated with the Series 2 Securities.

On July 29, 2008, Merrill Lynch agreed with holders of 5,000 shares of the Series 1 Securities, to exchange such securities for 5,000 shares of newly issued 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 3, par value $1.00 per share and liquidation preference $100,000 per share (the “Series 3 Securities”). The Series 3 Securities are convertible into shares of common stock at the option of the holder at any time until October 15, 2010, at which time any outstanding Series 3 Securities will convert into common stock. There are no reset provisions associated with the Series 3 Securities.

The Series 2 Securities have a reference price of $33.00 per common share and are convertible to a maximum of 36.4 million shares of common stock. The Series 3 Securities have a reference price of $22.50 per common share and are convertible into a maximum of 22.2 million shares of common stock. Series 2 Securities and Series 3 Securities are subject to customary antidilution provisions under certain circumstances. An aggregate of 26.1 million incremental shares of common stock would be issuable upon conversion of all of the shares of the Series 2 and Series 3 Securities beyond the maximum amount that would have been issuable upon conversion of a similar amount Series 1 Securities.

Of the 177.3 million shares of common stock issued as described above, approximately 130 million shares were previously registered for resale pursuant to Merrill Lynch’s fourth post-effective amendment to its Form S-3 Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2008. Other than the common stock previously registered with the SEC, the securities issued pursuant to these transactions were issued in private placements to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, with the purchasers receiving customary registration rights for their respective shares of common stock not previously registered with the SEC. All of the above-mentioned investors will remain passive investors in Merrill Lynch and none of the investors will have any rights of control or role in the governance of Merrill Lynch.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series 2 Securities and the Series 3 Securities defined and referenced in Item 3.02 above, and as more fully described in the Certificates of Designations relating to the Series 2 Securities and the Series 3 Securities respectively, the ability of Merrill Lynch to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and on other preferred stock ranking junior to, or on a parity with, the Series 2 Securities and the Series 3 Securities, will be subject to certain restrictions in the event that it does not declare dividends on the Series 2 Securities and/or the Series 3 Securities during any dividend period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2008 and July 30, 2008, Merrill Lynch filed Certificates of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of the Series 2 Securities and the Series 3 Securities respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits .

An Exhibit Index has been filed as part of this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/S/ JUDITH A. WITTERSCHEIN
Judith A. Witterschein Vice President and Corporate Secretary

Date: August 1, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Restated Certificate of Incorporation of Merrill Lynch, effective as of May 3, 2001 (Exhibit 3.1 is incorporated by reference to Merrill Lynch’s Current Report on Form 8-K dated November 14, 2005).

3.2 & 4.1	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s Floating Rate Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.2 and 4.1 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

3.3 & 4.2	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s Floating Rate Non-Cumulative Preferred Stock, Series 2 (Exhibits 3.3 and 4.2 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

3.4 & 4.3	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 6.375% Non-Cumulative Preferred Stock, Series 3 (Exhibits 3.4 and 4.3 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

3.5 & 4.4	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s Floating Rate Non-Cumulative Preferred Stock, Series 4 (Exhibits 3.5 and 4.4 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

3.6 & 4.5	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s Floating Rate Non-Cumulative Preferred Stock, Series 5 (Exhibits 3.6 and 4.5 are incorporated by reference to Registrant’s Current Report on Form 8-K dated March 20, 2007).

3.7 & 4.6	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 6.70% Non-Cumulative Perpetual Preferred Stock, Series 6 (Exhibits 3.7 and 4.6 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 24, 2007).

3.8 & 4.7	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 6.25% Non-Cumulative Perpetual Preferred Stock, Series 7 (Exhibits 3.8 and 4.7 are incorporated by reference to Registrant’s Current Report on Form 8-K dated September 24, 2007).

3.9 & 4.8	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 8.625% Non-Cumulative Perpetual Preferred Stock, Series 8 (Exhibits 3.9 and 4.8 are incorporated by reference to Registrant’s Current Report on Form 8-K dated April 29, 2008).

Exhibit Number	Exhibit

3.10 & 4.9	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 1, par value $1.00 per share and liquidation preference $100,000 per share (Exhibits 3.10 and 4.9 are incorporated by reference to Registrant’s Current Report on Form 8-K dated January 16, 2008).
3.11 & 4.10	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 2, par value $1.00 per share and liquidation preference $100,000 per share.
3.12 & 4.11	Certificate of Designations of Merrill Lynch establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Merrill Lynch’s 9.00% Non-Voting Mandatory Convertible Non-Cumulative Preferred Stock, Series 3, par value $1.00 per share and liquidation preference $100,000 per share.

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